                                                                   EXHIBIT 99.3

                             LETTER OF TRANSMITTAL

            TO ACCOMPANY CERTIFICATES FOR SHARES OF COMMON STOCK OF
          PMT SERVICES, INC. TO BE SURRENDERED IN EXCHANGE FOR SHARES
                      OF COMMON STOCK OF NOVA CORPORATION

Ladies and Gentlemen:

  In connection with the merger (the "Merger") among NOVA Corporation ("NOVA"), Church Merger Corp., a wholly-owned subsidiary of NOVA, and PMT Services, Inc. ("PMT"), through which PMT became a wholly-owned subsidiary of NOVA, the undersigned herewith surrenders their certificate(s) listed below which prior to the Merger represented shares of Common Stock, $.01 par value per share, of PMT ("PMT Stock") and which now represent(s) the right to receive .715 shares of Common Stock, $.01 par value per share, of NOVA ("NOVA Stock") for each share of PMT Stock formerly represented by such certificate(s). No certificates or scrip representing fractional shares of NOVA Stock will be issued upon the surrender for exchange of PMT Certificates. In lieu of any such fractional share of NOVA Stock, each holder of PMT Certificates who would otherwise have been entitled to a fraction of a share of NOVA Stock will be paid for such fractional share in cash.

                       DESCRIPTION OF SHARES SURRENDERED
-------------------------------------------------------------------------------
   NAME AND
  ADDRESS OF
  REGISTERED
    HOLDER
(AS IT APPEARS
      ON        CERTIFICATE
CERTIFICATES)*    NUMBERS    NO. OF SHARES
------------------------------------------





                TOTAL NUMBER
                OF SHARES

*  Please list each stock certificate separately. Attach schedule if needed.

  Note: If you have more than one PMT Stock certificate ("PMT Certificate") and if one PMT Certificate is registered in a different form of name than another (e.g. one PMT Certificate includes your middle initial and another PMT Certificate does not), separate Letters of Transmittal must be prepared for each form of registration. All PMT Certificates and Letters of Transmittal may be grouped and mailed together.

[_]CHECK HERE IF ANY OF THE PMT CERTIFICATES THAT YOU OWN HAVE BEEN LOST OR
   DESTROYED AND SEE INSTRUCTION 5.

  Number of shares of PMT Stock represented by the lost or destroyed PMT
     Certificates:

             PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS

  This Letter of Transmittal should be completed, signed and submitted, together with your PMT Certificate(s) to:

                           First Union National Bank
                           NC 1153
                           1525 West W.T. Harris Boulevard, 363
                           Charlotte, North Carolina 28288-1153

  The methods of delivery of all documents is at the choice and risk of the holder; however, if sent by mail, registered mail, return receipt requested, is recommended. Delivery shall be effected, and risk of loss and title to the PMT Certificate(s) shall pass, only upon proper delivery of the PMT Certificate(s) to First Union National Bank.

  In connection with the Merger, the undersigned herewith surrenders the PMT Certificate(s) listed on the first page of this Letter of Transmittal, which prior to the Merger represented shares of PMT Stock and which now represent(s) the right to receive .715 shares of NOVA Stock for each share of PMT Stock formerly represented by such PMT Certificate(s) plus cash for any fractional shares of NOVA Stock.

  Unless otherwise indicated below under "Special Exchange Instructions," the certificate(s) for shares of NOVA Stock will be issued in the name(s) of the person(s) on whose behalf this Letter of Transmittal is submitted. Similarly, unless otherwise indicated below under "Special Delivery Instructions," such certificate(s) will be mailed to the person(s) on whose behalf this Letter of Transmittal is submitted at the address to which NOVA delivered this Letter of Transmittal.



   SPECIAL EXCHANGE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTION 3)                       (SEE INSTRUCTION 4)


  To be completed ONLY if the cer-          To be completed ONLY if the cer-
 tificates for shares of NOVA              tificate(s) for shares of NOVA
 Stock is (are) to be issued in            Stock is (are) to be issued in
 the name(s) of someone other than         the name(s) of the registered
 the registered holder(s) appear-          holder(s) appearing on the PMT
 ing on the PMT Certificate(s)             Certificate(s) surrendered here-
 surrendered herewith. Certificate         with, but is (are) to be sent to
 to be issued to:*                         someone other than the registered
                                           holder(s) or to an address other
                                           than the address to which NOVA
                                           delivered this Letter of Trans-
                                           mittal.

 Name _____________________________
           (Please Print)
 Address __________________________

 __________________________________
         (Include Zip Code)                 Certificate(s) to be delivered
 __________________________________        to:*

   (Tax Identification or Social
          Security Number)                 Name _____________________________
                                                     (Please Print)

 *Attach additional sheets if              Address __________________________
 necessary.                                __________________________________
                                                  (Including Zip Code)
                                           __________________________________
                                             (Tax Identification or Social
                                                    Security Number)

                                           *Attach additional sheets if
                                           necessary.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender the above described PMT Certificate(s) and that the undersigned has good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by NOVA to be necessary or desirable to complete the surrender of such PMT Certificate(s).


                      HOLDERS OF PMT STOCK MUST SIGN HERE
                 AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED
              (See Instruction 2 concerning signature guarantee)

PLEASE SIGN HERE*
x                           Name(s):
                                                     (Please Print)

x                           Name(s):
                                                     (Please Print)

x                           Name(s):
(Signature(s) of Owner(s))                           (Please Print)

        *IMPORTANT NOTE:           Address:

This Letter of Transmittal must
be signed by the registered
holder(s) of PMT Stock exactly
as their name(s) appear(s) on
their PMT Certificate(s) or by
assignees of registered
holder(s) of PMT Certificates
and documents transmitted
herewith. If signature is by an
officer of a corporation, an
attorney-in-fact, executor,
administrator, trustee or
guardian or others acting in a
representative or fiduciary
capacity, set forth full title
and see Instruction 2.




                                            (Area Code and Telephone Number)


                                             (Tax Identification or Social
                                                    Security Number)

                              SIGNATURE GUARANTEE
                       (If Required--See Instruction 2)

X______________________________________________________________________________
                             Authorized Signature

_______________________________________________________________________________
                              Name (Please Print)


      Full Title                                Name of Firm
_______________________________________________________________________________
Address

_______________________________________________________________________________
                                                                      Zip Code


(Area Code) Telephone No.

Dated:

  In order to prevent the application of federal income tax backup withholding, each shareholder must provide NOVA with his or her correct Taxpayer Identification Number ("TIN"). An individual's social security number is his or her TIN. The TIN should be provided in the following Substitute Form W-9.


                                                    Taxpayer Identification
                     PLEASE PROVIDE YOUR          Number (Social Security or
                     TAXPAYER IDENTIFICATION        Employee Identification
                     NUMBER IN THE BOX AT THE      No. or "Applied For," if
                     RIGHT                                applicable)

                                                  ---------------------------
                                                    Employer identification
                                                            number
                   -----------------------------------------------------------
                     Under penalties of perjury, I certify that:
                     (1) The number shown on this form is my correct Taxpayer
                         Identification Number ("TIN") (or I have applied for
                         a TIN and am waiting for one, to be issued to me),
                         and
                     (2) I am not subject to backup withholding because (a) I
                         am exempt from backup withholding, or (b) I have not
 SUBSTITUTE              been notified by the Internal Revenue Service
 FORM W-9                ("IRS") that I am subject to backup withholding as a
 PAYER'S REQUEST,        result of a failure to report all interest or
 FOR                     dividends, or (c) the IRS has notified me that I am
 TAXPAYER                no longer subject to backup withholding.

 IDENTIFICATION
 NUMBER AND          You must cross out item (2) above if you have been
 CERTIFICATION       notified by the IRS that you are subject to backup
                     withholding because of under reporting interest or
                     dividends on your tax return. However, if after being
                     notified by the IRS that you were subject to backup
                     withholding you receive another notification from the
                     IRS that you are no longer subject to backup
                     withholding, do not cross out item (2).
                   -----------------------------------------------------------

                     PRINT YOUR NAME:

                     SIGNATURE:                   DATE:


 PLEASE SIGN HERE>


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments of or on Nova Stock made to me will be withheld until I provide a number.

Signature:                                                Dated:

             INSTRUCTIONS FOR COMPLETION OF LETTER OF TRANSMITTAL

  1. GENERAL. This Letter of Transmittal (or a facsimile hereof) must be properly completed and signed in the exact manner in which the PMT Certificate(s) being surrendered herewith is (are) registered. The completed and executed Letter of Transmittal, together with the PMT Certificate(s) and any required supporting documents, must be delivered to First Union National Bank at its indicated address before the certificate(s) for shares of NOVA Stock will be sent to the holder(s) of PMT Stock as set forth herein.

  2. SIGNATURES. The signature or signatures, in the case of PMT Certificates owned by two or more joint holders, on this Letter of Transmittal should correspond exactly with the name(s) as written on the face of the PMT Certificate(s) being surrendered herewith unless the PMT Stock described in this Letter of Transmittal has been assigned by registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the PMT Certificate(s).

  If this Letter of Transmittal is signed by a person other than the registered holder of the PMT Certificate(s) listed, the PMT Certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed by the registered holder(s) in the name(s) that appear(s) on the PMT Certificate(s), and said signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with a membership in an approved signature guarantee medallion program) pursuant to SEC Rule 17Ad-15.

  In all cases where this Letter of Transmittal is executed by an officer of a corporation, an attorney-in-fact, trustee, custodian, executor, administrator, guardian or other person acting in a representative or fiduciary capacity, the person so executing, unless he is the registered holder, must give his full title in such capacity, and appropriate evidence of such person's authority to act in such capacity must accompany this Letter of Transmittal.

  PMT Certificates may be surrendered by a firm acting as agent for the registered holder(s) if such firm is a member of a registered national securities exchange or of the NASD, or is a commercial bank or trust company in the United States.

  3. SPECIAL EXCHANGE INSTRUCTIONS. If the certificate(s) for shares of NOVA Stock is (are) to be issued in the name of someone other than the registered holder(s) appearing on the PMT Certificate(s) amended herewith, the PMT Certificate(s) must be enclosed or accompanied by appropriate signed stock power(s), the signature(s) appearing on such endorsement(s) or stock power(s) and on this Letter of Transmittal must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with a membership in an approved signature guarantee medallion program) pursuant to Sec Rule 17Ad-15 and the amount of any stock transfer taxes payable on account of the transfer to such other person will be deducted from payments of NOVA Stock unless evidence satisfactory to NOVA of the payment of such taxes, or exemption therefrom, is submitted.

  4. SPECIAL DELIVERY INSTRUCTIONS. If the certificate(s) for shares of NOVA Stock is to be issued in the name of the registered holder(s) appearing on the PMT Certificate(s) surrendered herewith, but is to be sent to someone other than the registered holder(s) or to an address other than the address to which NOVA delivered this Letter of Transmittal, it will be necessary to indicate such person or address in the space provided.

  5. LOST OR DESTROYED PMT CERTIFICATES. If your PMT Certificate(s) have been lost, destroyed or stolen, the shareholder should promptly notify First Union National Bank by checking the box on the front page of this Letter of Transmittal indicating the number of shares lost and delivering the Letter of Transmittal. The shareholder will then be contacted and provided with instructions as to the procedures for replacing the PMT Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

  6. DETERMINATION OF QUESTIONS. All questions with respect to the Letter of Transmittal will be determined by NOVA, whose determination shall be conclusive and binding. NOVA shall have the absolute right to reject any and all Letters of Transmittal not in proper form or to waive any irregularities in any Letter of Transmittal.

  7. QUESTIONS AND REQUESTS FOR INFORMATION. Questions and requests for information or assistance relating to the Letter of Transmittal should be directed to First Union National Bank at (704) 590-7380. Additional copies of the Letter of Transmittal may be obtained from First Union National Bank at the address on the front page of this Letter of Transmittal.

  8. IMPORTANT TAX INFORMATION. In order to prevent the application of federal income tax backup withholding, each shareholder must provide NOVA with his or her correct Taxpayer Identification Number ("TIN"). An individual's social security number is his or her TIN. The TIN should be provided in the box in Substitute Form W-9. A shareholder who does not file a Letter of Transmittal should provide the TIN to NOVA on Internal Revenue Service Form W-9.

  Under federal income tax law, any person who is required to furnish his or her correct TIN to another person, and who fails to comply with such requirements, may be subject to a $50 penalty imposed by the Internal Revenue Service.

  If backup withholding applies, NOVA will be required to withhold 31% on future payments on NOVA Stock made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. Certain shareholders (including, among others, all corporations and certain foreign shareholders) are not subject to these backup withholding and reporting requirements. To qualify as an exempt recipient on the basis of foreign status, a foreign shareholder must submit a Form W-8, signed under penalty of perjury, attesting to that shareholder's exempt status. A Form W-8 can be obtained from First Union National Bank.

  If the shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, "Applied For" should be written in the box provided for in TIN Substitute Form W-9. In such case, if NOVA is not provided with a TIN within 60 days, First Union National Bank will withhold 31% of payments on NOVA Stock made to the shareholder until a TIN is provided to First Union National Bank.